                                                                    EXHIBIT 10.1


June 24, 1998

Mr. Jack Friedman
President
22761 Pacific Coast Highway, Suite 226
Malibu, CA 90265

RE: TITAN SPORTS, INC. ("TITAN")-W-JAKKS PACIFIC, INC. ("LICENSEE")/DOMESTIC LICENSE AGREEMENT

Dear Mr. Friedman:

Reference is hereby made to that certain License Agreement dated October 24, 1995 as amended by Amendments to Agreement between the parties effective April 22, 1996 and January 1, 1997, December 3, 1997 and January 29, 1998 respectively in full force and effect as of the date hereof (collectively, the ("Agreement"). For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to amend the Agreement as follows ("Fifth Amendment"):

1.     The parties hereby amend Paragraph 3 of the agreement as follows:

       The Period of Agreement is extended by seven (7) years from January 1, 2003 through December 31, 2009.

2.     The parties hereby amend Paragraph 4 (c) of the Agreement as follows:

       "4(c) Guaranteed Royalties. If the total of all royalties payable to Titan under subparagraphs 4 (a) and 4 (b) of the Agreement is less than the Guaranteed Royalty Amounts set forth below, the Licensee shall pay Titan, on or before the dates stated in the payment schedule below, the difference between the Guaranteed Royalty Amount due for the periods stated below and the total of the royalties paid to Titan under subparagraphs 4 (a) and 4 (b):

DUE DATE                         PAYMENT
--------                       ------------
March 31, 2003                 US$ 212, 500
June 30, 2003                  US$ 212, 500
September 30, 2003             US$ 212, 500
December 31, 2003              US$ 212, 500
March 31, 2004                 US$ 212, 500
June 30, 2004                  US$ 212, 500
September 30, 2004             US$ 212, 500
March 31, 2005                 US$ 212, 500
June 30, 2005                  US$ 212, 500
September 30, 2005             US$ 212, 500
December 31, 2005              US$ 212, 500
March 31, 2006                 US$ 212, 500
June 30, 2006                  US$ 212, 500
September 30, 2006             US$ 212, 500

DUE DATE                         PAYMENT
--------                       ------------
December 31, 2006              US$ 212, 500
March 31, 2007                 US$ 212, 500
June 30, 2007                  US$ 212, 500
September 30, 2007             US$ 212, 500
December 31, 2007              US$ 212, 500
March 31, 2008                 US$ 212, 500
June 30, 2008                  US$ 212, 500
September 30, 2008             US$ 212, 500
December 31, 2008              US$ 212, 500
March 31, 2009                 US$ 212, 500
June 30, 2009                  US$ 212, 500
September 30, 2009             US$ 212, 500
December 31, 2009              US$ 212, 500"

3. All terms not defined herein shall have the same meaning given them in the Agreement. Except as expressly or by necessary implication modified hereby, the terms and conditions of the Agreement are hereby ratified and confirmed without limitation or exception.

      Please confirm acceptance of the Fifth Amendment as set forth above on behalf of Licensee in the space provided below on each of the enclosed two
      (2) copies and return them to me. One fully executed copy will be returned to you for your records.

      Very truly yours,

      /s/ Edward L. Kaufman
      ---------------------------------
      Edward L. Kaufman

      ACCEPTED AND AGREED:
      JAKKS PACIFIC, INC.                      TITAN SPORTS, INC.
           ("LICENSEE")                            ("TITAN")

      By:  /s/ Stephen G. Berman               By:  /s/ Linda E. McMahon
         ------------------------------             ----------------------------
                                                    Linda E. McMahon
      Its: President                           Its:    President and CEO

      Date:  July 1, 1998                      Date:  July 2, 1998